UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2005

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KRISPY KREME DOUGHNUTS, INC.

(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 21, 2005, Krispy Kreme Doughnuts, Inc. (the “Company”) issued a press release entitled "Krispy Kreme Announces Departure of Six Officers." A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release (“Krispy Kreme Announces Departure of Six Officers”) dated June 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 21, 2005

KRISPY KREME DOUGHNUTS, INC. By: /s/ Michael C. Phalen Michael C. Phalen Chief Financial Officer

Exhibit 99.1

Financial Media and	Robbin Moore
Investor Contact:	Investor Relations Director
Krispy Kreme Doughnuts, Inc.
336.726.8857

Media Contact:	Brooke Smith
LaForce-Stevens
212.242.9353

KRISPY KREME ANNOUNCES DEPARTURE OF SIX OFFICERS

Winston-Salem, NC (June 21, 2005) – On June 15, 2005, the Special Committee of independent directors of Krispy Kreme Doughnuts, Inc. informed the Company's senior management that the Special Committee had concluded that six of the Company's officers should be discharged. These six officers include four senior vice presidents and were in the areas of operations, finance, business development, and manufacturing and distribution. Five of these individuals have resigned, and one has retired. The Company intends, for the time being, to fill these positions with existing personnel.

The Special Committee is continuing its investigation. The Company is continuing to cooperate fully with the U.S. Attorney's Office for the Southern District of New York and the Securities and Exchange Commission in their respective investigations.

Founded in 1937 in Winston-Salem, North Carolina, Krispy Kreme is a leading branded specialty retailer of premium quality doughnuts, including the Company’s signature Hot Original Glazed. Krispy Kreme currently operates approximately 400 stores in 45 U.S. states, Australia, Canada, Mexico, the Republic of South Korea and the United Kingdom. Krispy Kreme can be found on the World Wide Web at www.krispykreme.com.

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Information contained in this press release, other than historical information, should be considered forward-looking. Forward-looking statements are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Krispy Kreme's operating results, performance or financial condition are the outcome of the pending formal investigation by the United States Securities and Exchange Commission and the investigation by the United States Attorney's Office for the Southern District of New York, the pending shareholder class action, the pending shareholder derivative actions, the pending ERISA class action, the pending Special Committee investigation, our auditors' ongoing review of our financial statements, actions taken by lenders to the Company and its joint ventures, its dependence on franchisees to execute its store expansion strategy, supply issues, changes in consumer preferences and perceptions, the failure of new products or cost saving initiatives to contribute to financial results in the timeframe or amount currently estimated and numerous other factors discussed in Krispy Kreme's periodic reports and proxy statements filed with the Securities and Exchange Commission.